Purchase Order

JAY INDUSTRIES, INC.
Broshco Fabricated Products, Div.
1595 W. Longview Ave.
Mansfield, OH 44906

Order No 013863
Date 03/06/12
Supplier No D18200

VAT

Supplier :

D & R TECHNOLOGY
5456 TOMKEN ROAD, UNIT 10
MISSISSAUGA ONT L4W 2Z5
Canada

P: 905 672-7669 F: 905 625-9939

Ship to :

BROSHCO FAB. PRODUCTS
1595 W. LONGVIEW AVE.
MANSFIELD OH 44906
United States

Please send us in return your confirmation of order and delivery for:

REFER.	ORDER PLACED BY	PHONE	SHIP VIA	DELIVERY DATE	DEPT	TERMS
1350 2GA	STEVE JENNINGS			05/15/12		STD TERMS

QUANTITY	UOM	PART NUMBER / DESCRIPTION	UNIT PRICE	% DISC	PRODUCT TOTAL
		REFERENCE D&R TECHNOLOGY PROPOSAL# 0911-010 REV 1 TO DANNIE MAY ON 2/26/2012.			
		82126-TS4A-A010-22 HONDA ACCORD TUBE RETROFIT			
		TOOLING & INSTALLATION 40% WITH ORDER	3,184.00000		3,184.00
		TOOLING & INSTALLATION 40% BEFORE SHIPPING FROM D&R	3,184.00000		3,184.00
		TOOLING & INSTALLATION 20% AFTER ACCEPTANCE AT JAY INDUSTRIES	1,592.00000		1,592.00
		MACHINE RETROFIT 40% WITH ORDER	9,728.00000		9,728.00
		MACHINE RETROFIT 40% BEFORE SHIPPING FROM D&R	9,728.00000		9,728.00
		MACHINE RETROFIT 20% AFTER ACCEPTANCE AT JAY INDUSTRIES	4,864.00000		4,864.00

NET AMOUNT	DISCOUNT	FREIGHT	TAX AMOUNT	MISCELLANEOUS	TOTAL AMOUNT
32,280.00	0.00	0.00	0.00	0.00	32,280.00

Enclosures :

- ☐ purchase conditions
- ☐ sample(-s)
- ☐ contract conditions
- ☐ specific quality requirements
- ☐ ________________
- ☐ logistic specifications
- ☐ drawing(-s)

SIGNATURE [signature] DATE 3/8/12

SIGNATURE DATE